Exhibit 99.1

CIT Education Loan Trust 2005-1

Statements to Noteholders

August 31, 2005

(per Section 11.04)

Payments on each Series of Notes during the month ended:	August 31, 2005

	Principal	Interest	Carryover Interest
Series 2003A-1	—	—	—
Series 2003A-2	—	—	—
Series 2003A-3	—	—	—
Series 2003A-4	—	—	—
Series 2003B-1	—	—	—

	—	—	—

Information on Each Series of Notes as of:	August 31, 2005

	Outstanding Principal	Pool Factor	Effective Interest Rate	Carryover Interest
LIBOR Floaters (3-month LIBOR):
Series 2003A-1	334,637,000.00	1.0000000	3.40000%	N/A
Series 2003A-2	209,762,000.00	1.0000000	3.47000%	N/A
Series 2003A-3	201,603,000.00	1.0000000	3.50000%	N/A
Series 2003A-4	223,998,000.00	1.0000000	3.54000%	—
Series 2003B-1	30,000,000.00	1.0000000	3.59000%	—

	1,000,000,000.00			—

CIT Education Loan Trust 2005-1

Statements to Noteholders

August 31, 2005

(per Section 11.04)

Value of the Trust Estate as of:	August 31, 2005

Principal Balance of Financed Student Loans	964,597,350.14
Accrued Interest on Financed Student Loans	10,863,685.06
Cash and Investment Balance	34,141,173.56
Accrued Interest on Cash and Investments	79,363.90

1,009,681,572.66

Accrued Interest and Fees with respect to the Notes	8,101,107.84

Pool Balance	964,597,350.14

Parity Percentage	100.16%

Senior Parity Percentage	103.26%

Rollforward of Indenture Funds during month ended:	August 31, 2005

	Distribution Account	Collection Account	Acquisition Account	Reserve Account	Capitalized Interest Account
Beginning Balance	3,376,645.38	13,286,549.76	241,472.54	4,985,524.00	4,167,000.00
Withdrawals	(1,086,779.51)	(8,211,041.40)	(242,032.63)	(146,137.17)	(9,665.76)
Deposits	6,989,761.55	13,378,912.10	560.43	11,564.53	9,665.76

Ending Balance	9,279,627.42	18,454,420.46	0.34	4,850,951.36	4,167,000.00

Amounts allocated during month ended:	August 31, 2005

Servicing fees	181,191.98
Administration fee	41,233.03
Auction agent fee	—
Broker dealer fee	—
Calculation agent fee	—
Trustee fee	—

222,425.01

Activity on Financed Student Loans during month ended:	August 31, 2005

Recoveries of Principal	7,954,835.04

Recoveries of Interest	3,154,866.00

Acquisitions of Financed Student Loans

Sales of Financed Student Loans	—

Initial federal reimbursement claims	435,048.99

Rejected federal reimbursement claims	—

CIT Education Loan Trust 2005-1

Statements to Noteholders

Portfolio Statistics

August 31, 2005

(per Section 11.04)

	Number of Borrowers	Outstanding Balance
		Dollars	Percentage	ABI
Portfolio Breakdown:
In-School	0	0	0.00%	0
Grace	0	0	0.00%	0

Total Interim	0	0	0.00%	0

Repayment - Current	26,833	697,560,162	72.32%	25,997
Repayment - Delinquent	2,651	71,817,382	7.45%	27,094
Forbearance	2,286	81,270,100	8.43%	35,559
Deferment	3,744	113,949,706	11.81%	30,435

Total Repayment	35,513	964,597,350	100.00%	27,162

Total Portfolio	35,513	964,597,350	100.00%	27,162

Breakdown of Delinquent:
11 - 30 days	1,028	27,239,026	2.82%	26,497
31 - 60 days	681	18,587,758	1.93%	27,295
61 - 90 days	444	12,120,172	1.26%	27,298
91 - 120 days	264	7,075,560	0.73%	26,785
121 - 150 days	156	4,443,598	0.46%	28,418
151 - 180 days	63	1,977,852	0.21%	31,302
181 - 210 days	0	0	0.00%	0
211 - 240 days	1	7,044	0.00%	7,044
241 - 270 days	0	0	0.00%	0
Over 270 days	0	0	0.00%	0
Claim Filed	13	366,372	0.04%	28,182

Total Delinquent	2,651	71,817,382	7.45%	27,094

Loan Type:
Stafford	0	0	0.00%	0
PLUS	0	0	0.00%	0
Consolidation	35,513	964,597,350	100.00%	27,162

Total	35,513	964,597,350	100.00%	27,162

Portfolio Total

	Number of Borrowers	Outstanding Balance
		Dollars	Percentage	ABI
Portfolio Breakdown:
In-School	0	0	0.00%	0
Grace	0	0	0.00%	0

Total Interim	0	0	0.00%	0

Repayment - Current	26,833	697,560,162	72.32%	25,997
Repayment - Delinquent	2,651	71,817,382	7.45%	27,094
Forbearance	2,286	81,270,100	8.43%	35,559
Deferment	3,744	113,949,706	11.81%	30,435

Total Repayment	35,513	964,597,350	100.00%	27,162

Total Portfolio	35,513	964,597,350	100.00%	27,162

Breakdown of Delinquent:
11 - 30 days	1,028	27,239,026	2.82%	26,497
31 - 60 days	681	18,587,758	1.93%	27,295
61 - 90 days	444	12,120,172	1.26%	27,298
91 - 120 days	264	7,075,560	0.73%	26,785
121 - 150 days	156	4,443,598	0.46%	28,418
151 - 180 days	63	1,977,852	0.21%	31,302
181 - 210 days	0	0	0.00%	0
211 - 240 days	1	7,044	0.00%	7,044
241 - 270 days	0	0	0.00%	0
Over 270 days	0	0	0.00%	0
Claim Filed	13	366,372	0.04%	28,182

Total Delinquent	2,651	71,817,382	7.45%	27,094

Loan Type:
Stafford	0	0	0.00%	0
PLUS	0	0	0.00%	0
Consolidation	35,513	964,597,350	100.00%	27,162
CEL - Guaranteed	0	0	0.00%	0
CEL - Self Guaranteed	0	0	0.00%	0

Total	35,513	964,597,350	100.00%	27,162